Exhibit 99.2

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2008	2007					2006					2005
	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD
Period-End Balance Sheet
Total assets	$8,315,368	$8,091,518	$8,091,518	$7,884,345	$8,055,358	$8,235,110	$8,441,526	$8,441,526	$8,596,864	$8,692,828	$8,715,524	$7,210,151
Securities HTM - amortized cost	95,651	97,671	97,671	92,913	104,152	103,697	91,380	91,380	98,745	116,707	121,012	56,772
Securities HTM - fair market value	96,013	97,931	97,931	93,151	104,317	103,951	91,602	91,602	99,019	116,922	121,026	56,791
Securities AFS - fair market value	2,100,602	2,080,046	2,080,046	1,869,590	2,128,683	2,241,608	2,387,788	2,387,788	2,499,081	2,536,261	2,600,679	2,233,120
FHLB and FRB Stock	54,767	54,767	54,767	54,767	54,767	54,767	54,886	54,886	62,881	57,454	53,510	53,510
Mortgages held for sale	—	394	394	1,408	5,665	3,674	4,760	4,760	6,186	3,000	3,050	4,301
Loans:
Commercial and industrial	1,396,665	1,347,481	1,347,481	1,378,509	1,402,282	1,395,876	1,413,263	1,413,263	1,454,222	1,423,282	1,397,530	1,161,660
Agricultural	200,614	181,358	181,358	158,015	156,594	175,554	158,305	158,305	149,453	140,440	134,708	131,689
Real estate - commercial	2,013,559	1,982,011	1,982,011	1,979,019	1,943,120	1,989,642	1,972,985	1,972,985	1,990,496	1,989,393	1,927,036	1,729,009
Real estate - construction	662,992	668,340	668,340	639,443	611,084	604,132	597,151	597,151	579,154	551,372	474,824	413,286
Real estate - 1-4 family	224,895	220,741	220,741	200,694	206,506	211,489	215,464	215,464	213,614	220,377	349,934	143,286
Direct consumer	521,125	530,641	530,641	533,885	538,662	552,809	573,128	573,128	587,556	601,420	625,189	570,042
Indirect consumer	25,915	33,100	33,100	41,907	51,610	64,118	78,648	78,648	95,059	115,061	132,914	157,219

Total loans	5,045,765	4,963,672	4,963,672	4,931,472	4,909,858	4,993,620	5,008,944	5,008,944	5,069,554	5,041,345	5,042,135	4,306,191
Other Assets:
Other earning assets	19,113	19,397	19,397	20,865	20,734	17,868	5,081	5,081	3,330	4,399	5,464	1,607
Total earning assets	7,315,898	7,215,947	7,215,947	6,971,015	7,223,859	7,415,234	7,552,839	7,552,839	7,739,777	7,759,166	7,825,850	6,655,501
Corporate owned life insurance	203,987	203,535	203,535	201,418	199,396	197,421	196,598	196,598	194,632	193,048	194,333	156,441
Intangibles:
Goodwill	262,195	262,195	262,195	262,195	262,196	262,195	262,195	262,195	262,229	266,037	264,900	85,962
Other intangibles	24,946	26,040	26,040	27,146	28,251	29,357	30,463	30,463	31,610	32,766	29,939	10,035

Total intangibles	287,141	288,235	288,235	289,341	290,447	291,552	292,658	292,658	293,839	298,803	294,839	95,997
Deposits:
Demand deposits	1,060,545	1,064,684	1,064,684	1,082,068	1,070,528	1,073,065	1,124,081	1,124,081	1,068,815	1,125,448	1,105,452	976,557
Interest bearing deposits	4,661,017	4,714,177	4,714,177	4,752,107	4,744,216	4,834,377	5,043,135	5,043,135	5,160,575	5,132,737	4,945,387	4,171,275

Total deposits	5,721,562	5,778,861	5,778,861	5,834,175	5,814,744	5,907,442	6,167,216	6,167,216	6,229,390	6,258,185	6,050,839	5,147,832
Fed funds purchased and repurchase agreements	569,662	665,164	665,164	514,438	573,064	598,035	612,608	612,608	520,616	912,806	803,943	746,057
Other borrowed funds	844,064	599,064	599,064	484,064	599,126	639,621	569,660	569,660	774,700	499,747	825,141	548,475
Subordinated debt	232,509	230,082	230,082	227,948	226,118	228,274	228,674	228,674	228,747	226,128	227,472	130,092
Stockholders’ equity	737,927	723,975	723,975	727,928	741,060	753,988	751,014	751,014	745,869	694,938	688,484	544,068
Stockholders’ equity, excluding OCI	$747,260	$735,702	$735,702	$764,313	$776,208	$770,326	$766,302	$766,302	$747,543	$728,113	$711,032	$552,352
Average Balance Sheet
Total assets	$8,070,724	$8,091,333	$7,920,731	$7,991,143	$8,151,473	$8,307,340	$8,255,764	$8,502,699	$8,597,152	$8,668,348	$7,237,200	$7,042,670
Securities - HTM taxable	7,756	9,450	8,170	9,306	9,797	10,555	9,848	9,588	9,888	9,936	9,984	10,644
Securities - HTM tax-exempt	87,991	88,099	81,814	88,407	97,716	84,485	91,046	86,951	96,413	114,720	65,808	52,611
Securities - AFS taxable	1,133,390	1,268,389	1,140,075	1,255,618	1,317,102	1,363,295	1,456,220	1,431,859	1,507,365	1,537,103	1,347,053	1,535,395
Securities - AFS tax-exempt	955,745	906,905	915,398	864,559	896,428	952,104	998,727	1,021,820	1,037,147	1,041,464	892,653	643,422
FHLB and FRB Stock	54,767	54,774	54,767	54,767	54,767	54,852	59,056	61,258	61,820	59,522	53,510	52,578
Total loans	5,018,767	4,943,479	4,921,210	4,895,800	4,944,483	5,013,967	4,869,360	5,046,665	5,037,574	5,063,873	4,319,484	4,214,750
Other earning assets	20,676	30,507	26,955	29,798	33,590	31,741	10,892	10,459	8,552	10,767	13,853	7,917

Total earning assets	7,279,092	7,301,603	7,148,389	7,198,255	7,353,883	7,510,999	7,495,149	7,668,600	7,758,759	7,837,385	6,702,345	6,517,317
Deposits:
Demand deposits	1,025,320	1,055,251	1,050,954	1,051,292	1,061,987	1,056,880	1,052,413	1,086,979	1,083,334	1,106,177	931,104	931,711
Savings deposits	814,764	754,009	788,526	774,133	746,702	705,543	653,321	679,681	674,039	697,663	560,364	615,324
NOW accounts	880,505	900,956	885,966	941,488	905,683	870,064	924,539	936,793	992,916	991,743	774,166	893,706
Money market deposits	822,154	859,864	854,409	864,001	858,639	862,452	867,775	882,627	919,889	948,992	717,199	672,411

Core transactional deposits	3,542,743	3,570,080	3,579,855	3,630,914	3,573,011	3,494,939	3,498,048	3,586,080	3,670,178	3,744,575	2,982,833	3,113,152
Time deposits > $100,000	802,149	827,907	810,802	822,079	844,232	834,844	746,036	854,693	805,129	699,235	621,877	604,270
Time deposits < $100,000	1,373,034	1,491,995	1,429,534	1,386,797	1,491,777	1,663,599	1,683,866	1,713,424	1,731,613	1,760,261	1,527,599	1,361,440

Total time deposits	2,175,183	2,319,902	2,240,336	2,208,876	2,336,009	2,498,443	2,429,902	2,568,117	2,536,742	2,459,496	2,149,476	1,965,710

Total deposits	5,717,926	5,889,982	5,820,191	5,839,790	5,909,020	5,993,382	5,927,950	6,154,197	6,206,920	6,204,071	5,132,309	5,078,862
FFP, repos, other borrowed funds	1,307,398	1,131,700	1,046,041	1,093,068	1,162,315	1,227,797	1,339,826	1,265,370	1,343,671	1,447,591	1,303,041	1,235,205
Subordinated debt	230,458	227,756	227,973	226,180	228,229	228,667	206,449	228,746	226,187	227,460	142,236	130,377
Total funding sources	7,255,782	7,249,438	7,094,205	7,159,038	7,299,564	7,449,846	7,474,225	7,648,313	7,776,778	7,879,122	6,577,586	6,444,444
Stockholders’ equity	732,458	750,111	738,664	741,820	760,010	760,277	695,020	762,535	724,695	698,388	592,263	538,515

Note: See the “Source of Information” Section Located at the End of this Document for a Discussion of the Data Included Herein.

First Midwest Bancorp, Inc.	Exhibit 99.2

Selected Financial Information

(Amounts in thousands, except per share data)

	2008	2007					2006					2005
	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD
Income Statement
Interest income	$108,475	$476,961	$114,611	$120,090	$120,671	$121,589	$476,409	$125,397	$126,437	$123,050	$101,525	$366,700
Interest expense	49,975	236,832	56,513	59,393	59,707	61,219	224,550	62,634	60,764	57,092	44,060	130,850

Net interest income	58,500	240,129	58,098	60,697	60,964	60,370	251,859	62,763	65,673	65,958	57,465	235,850
Loan loss provision	9,060	7,233	2,042	470	1,761	2,960	10,229	3,865	2,715	2,059	1,590	8,930
Service charges on deposit accounts	10,422	45,015	11,986	11,959	11,483	9,587	40,036	10,594	10,971	10,847	7,624	30,199
Trust and investment management fees	3,947	15,701	4,061	3,934	3,916	3,790	14,269	3,666	3,736	3,695	3,172	12,593
Other service charges, commissions, and fees	5,002	22,183	5,324	5,601	6,099	5,159	20,135	5,362	5,471	4,837	4,465	17,572
Card-based fees	3,898	15,925	3,979	4,054	4,181	3,711	13,777	3,712	3,734	3,762	2,569	10,207

Subotal, total fee-based revenue	23,269	98,824	25,350	25,548	25,679	22,247	88,217	23,334	23,912	23,141	17,830	70,571
Corporate owned life insurance income	2,462	8,033	2,117	2,023	1,982	1,911	7,616	1,966	2,206	1,940	1,504	5,163
Security (losses) gains, net	4,968	(50,801)	(50,041)	(5,165)	961	3,444	4,269	3,371	509	20	369	(3,315)
(Losses) on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—
Other income	(680)	4,197	109	989	2,001	1,098	3,181	982	364	166	1,669	2,193

Total noninterest income	30,019	60,253	(22,465)	23,395	30,623	28,700	103,283	29,653	26,991	25,267	21,372	74,612
Salaries and employee benefits	26,190	111,598	27,686	27,354	29,008	27,550	106,201	26,507	27,023	27,039	25,632	95,179
Occupancy and equipment expense	8,718	32,594	8,224	8,266	7,976	8,128	30,380	7,747	8,133	7,911	6,589	25,173
Other real estate expense, net	318	972	533	397	71	(29)	843	96	175	449	123	931
Other intangibles amortization	1,094	4,423	1,106	1,106	1,105	1,106	4,039	1,148	1,156	1,175	560	2,130
Acquisition and restructure charges	—	36	—	—	—	36	1,753	—	—	1,753	—	—
Other expenses	13,023	49,514	12,715	12,858	12,577	11,364	49,399	12,297	12,631	13,663	10,808	42,290

Total noninterest expense	49,343	199,137	50,264	49,981	50,737	48,155	192,615	47,795	49,118	51,990	43,712	165,703
Pre-tax earnings	30,116	94,012	(16,673)	33,641	39,089	37,955	152,298	40,756	40,831	37,176	33,535	135,829
Income taxes	5,078	13,853	(11,255)	6,404	9,778	8,926	35,052	9,228	9,616	8,441	7,767	34,452

Net income	$25,038	$80,159	$(5,418)	$27,237	$29,311	$29,029	$117,246	$31,528	$31,215	$28,735	$25,768	$101,377

Basic earnings per share	$0.52	$1.63	$(0.11)	$0.55	$0.59	$0.58	$2.39	$0.63	$0.63	$0.58	$0.55	$2.22
Diluted earnings per share	$0.52	$1.62	$(0.11)	$0.55	$0.59	$0.58	$2.37	$0.63	$0.62	$0.57	$0.55	$2.21
Weighted average shares outstanding	48,433	49,295	48,525	49,134	49,617	49,921	49,102	49,991	49,940	49,896	46,532	45,567
Weighted average diluted shares outstanding	48,589	49,622	48,754	49,447	49,984	50,322	49,469	50,392	50,315	50,244	46,879	45,893
Tax equivalent adjustment (1)	$5,554	$20,906	$5,236	$4,988	$5,252	$5,430	$23,551	$5,882	$6,132	$6,383	$5,154	$16,080
Net interest income (FTE) (1)	$64,054	$261,035	$63,334	$65,685	$66,216	$65,800	$275,410	$68,645	$71,805	$72,341	$62,619	$251,930
Stock and related per share data:
Book value	$15.20	$14.94	$14.94	$14.94	$14.97	$15.16	$15.01	$15.01	$14.92	$13.92	$13.81	$11.99
Tangible book value	9.28	8.99	8.99	9.00	9.10	9.30	9.16	9.16	9.04	7.93	7.89	9.87
Dividends declared per share	0.310	1.195	0.310	0.295	0.295	0.295	1.120	0.295	0.275	0.275	0.275	1.015
Market price - period high	31.98	39.31	36.50	36.62	38.17	39.31	39.52	39.52	38.89	37.52	37.14	39.25
Market price - period low	24.38	29.67	29.67	31.87	34.82	36.00	32.62	36.62	34.42	34.64	32.62	31.25
Closing price at period end	$27.77	$30.60	$30.60	$34.16	$35.51	$36.75	$38.68	$38.68	$37.89	$37.08	$36.57	$35.06
Closing price to book value	1.8	2.0	2.0	2.3	2.4	2.4	2.6	2.6	2.5	2.7	2.6	2.9
Period end shares outstanding	48,561	48,453	48,453	48,735	49,494	49,747	50,025	50,025	50,001	49,925	49,866	45,387
Period end treasury shares	12,765	12,873	12,873	12,591	11,832	11,579	11,301	11,301	11,325	11,401	11,460	11,540
Number of shares repurchased	4	1,767	297	792	338	340	23	1	10	10	2	857
Common dividends	$15,078	$58,765	$14,936	$14,509	$14,622	$14,698	$56,033	$14,779	$13,769	$13,749	$13,736	$46,238
Other Key Ratios/Data:
Return on average equity (2)	13.75%	10.69%	-2.91%	14.57%	15.47%	15.48%	16.87%	16.40%	17.09%	16.50%	17.64%	18.83%
Return on average assets (2)	1.25%	0.99%	-0.27%	1.35%	1.44%	1.42%	1.42%	1.47%	1.44%	1.33%	1.44%	1.44%
Net interest margin (1)	3.53%	3.58%	3.53%	3.63%	3.61%	3.53%	3.67%	3.57%	3.69%	3.70%	3.76%	3.87%
Yield on average earning assets (1)	6.29%	6.82%	6.67%	6.91%	6.86%	6.83%	6.67%	6.81%	6.79%	6.62%	6.43%	5.87%
Cost of funds	3.23%	3.82%	3.71%	3.86%	3.84%	3.88%	3.50%	3.79%	3.60%	3.38%	3.16%	2.37%
Efficiency ratio (1)	54.02%	52.50%	53.87%	51.87%	52.13%	52.19%	50.53%	49.56%	49.06%	52.12%	51.51%	49.44%
Net noninterest expense ratio (2)	1.21%	1.09%	1.14%	1.06%	1.04%	1.12%	1.13%	1.00%	1.04%	1.24%	1.27%	1.25%
Effective income tax rate	16.9%	14.7%	67.5%	19.0%	25.0%	23.5%	23.0%	22.6%	23.6%	22.7%	23.2%	25.4%
Full time equivalent employees - end of period	1,833	1,856	1,856	1,866	1,885	1,908	1,892	1,892	1,845	1,898	2,012	1,635
Number of bank offices	99	99	99	100	100	100	99	99	99	99	99	68

Note: Discussion of footnotes (1) and (2) are located at the end of this document.

Note: See the “Source of Information” Section Located at the End of this Document for a Discussion of the Data Included Herein.

Exhibit 99.2

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2008	2007					2006					2005
	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD
Parent Company Data:
Parent investment in subsidiaries - end of period	$893,182	$861,841	$861,841	$870,126	$873,854	$891,359	$887,908	$887,908	$907,510	$882,891	$698,823	$604,112
Risk-Based Capital Data:
Tier 1 capital	$585,181	$572,553	$572,553	$600,083	$610,872	$603,885	$598,755	$598,755	$578,809	$554,405	$541,291	$581,393
Tier 2 capital	164,690	161,708	161,708	161,317	162,293	162,299	162,266	162,266	162,264	162,250	162,207	56,393

Total capital	749,871	734,261	734,261	761,400	773,165	766,184	761,021	761,021	741,073	716,655	703,498	637,786
Risk-adjusted assets	$6,365,583	$6,259,193	$6,259,193	$6,256,930	$6,190,247	$6,192,407	$6,259,983	$6,259,983	$6,363,958	$6,415,479	$6,355,337	$5,424,063
Tier 1 capital / risk-based assets	9.19%	9.15%	9.15%	9.59%	9.87%	9.75%	9.56%	9.56%	9.10%	8.64%	8.52%	10.72%
Total capital / risk-based assets	11.78%	11.73%	11.73%	12.17%	12.49%	12.37%	12.16%	12.16%	11.64%	11.17%	11.07%	11.76%
Leverage ratio	7.51%	7.46%	7.46%	7.75%	7.75%	7.52%	7.29%	7.29%	6.95%	6.59%	7.78%	8.16%
Tangible capital ratio	5.62%	5.58%	5.58%	5.77%	5.80%	5.82%	5.62%	5.62%	5.44%	4.72%	4.67%	6.30%
Tangible capital ratio, excluding OCI	5.73%	5.73%	5.73%	6.25%	6.26%	6.03%	5.81%	5.81%	5.46%	5.11%	4.94%	6.41%
Tangible equity / risk-based assets	7.08%	6.96%	6.96%	7.01%	7.28%	7.47%	7.32%	7.32%	7.10%	6.17%	6.19%	8.26%
Loan Performance Data:
Nonaccrual loans:
Commercial	$6,770	$9,477	$9,477	$7,440	$8,815	$9,318	$8,803	$8,803	$9,424	$9,841	$10,803	$9,092
Real estate - commercial	2,346	5,484	5,484	2,223	2,395	3,946	3,181	3,181	4,747	2,513	2,478	371
Real estate - construction	4,081	107	107	540	540	540	720	720	559	559	559	559
Real estate - 1-4 family	909	583	583	480	717	1,405	1,413	1,413	1,373	1,263	1,920	548
Direct consumer	2,872	2,666	2,666	1,972	2,324	2,197	1,920	1,920	1,199	1,090	1,225	1,244
Indirect consumer	95	130	130	116	136	176	172	172	157	181	193	176

Total nonaccrual loans	17,073	18,447	18,447	12,771	14,927	17,582	16,209	16,209	17,459	15,447	17,178	11,990
Renegotiated / restructured loans	140	280	280	—	—	—	—	—	—	—	—	—

Nonperforming loans	17,213	18,727	18,727	12,771	14,927	17,582	16,209	16,209	17,459	15,447	17,178	11,990
Foreclosed real estate	8,607	6,053	6,053	4,032	3,683	3,195	2,727	2,727	4,088	4,195	4,033	2,878

Nonperforming assets	25,820	24,780	24,780	16,803	18,610	20,777	18,936	18,936	21,547	19,642	21,211	14,868
Loans past due 90 days + and still accruing	33,479	21,149	21,149	21,421	19,633	15,603	12,810	12,810	11,296	14,185	10,693	8,958
Reserve for loan losses (RLL):
RLL	$64,780	$61,800	$61,800	$61,412	$62,391	$62,400	$62,370	$62,370	$62,370	$62,359	$62,320	$56,393
Loan loss provision	9,060	7,233	2,042	470	1,761	2,960	10,229	3,865	2,715	2,059	1,590	8,930
Net charge-offs by category:
Commercial	3,188	4,935	544	1,130	1,252	2,009	5,783	2,800	1,060	998	925	4,193
Real estate - commercial	1,515	456	351	5	41	59	1,394	278	511	546	59	1,167
Real estate - construction	559	231	17	—	18	196	—	—	—	—	—	—
Real estate - 1-4 family	176	145	—	9	10	126	138	9	49	52	28	96
Consumer	642	2,036	742	305	449	540	2,872	778	1,084	457	553	3,799

Total net charge-offs	6,080	7,803	1,654	1,449	1,770	2,930	10,187	3,865	2,704	2,053	1,565	9,255
NPA ratios:
Nonperforming loans / loans	0.34%	0.38%	0.38%	0.26%	0.30%	0.35%	0.32%	0.32%	0.34%	0.31%	0.34%	0.28%
Nonperforming assets / loans + foreclosed real estate	0.51%	0.50%	0.50%	0.34%	0.38%	0.42%	0.38%	0.38%	0.42%	0.39%	0.42%	0.35%
Nonperforming assets + loans past due 90 days / loans + foreclosed real estate	1.17%	0.92%	0.92%	0.77%	0.78%	0.73%	0.63%	0.63%	0.65%	0.67%	0.63%	0.55%
Nonperforming assets / total assets	0.31%	0.31%	0.31%	0.21%	0.23%	0.25%	0.22%	0.22%	0.25%	0.23%	0.24%	0.21%
Loan loss ratios:
RLL / loans	1.28%	1.25%	1.25%	1.25%	1.27%	1.25%	1.25%	1.25%	1.23%	1.24%	1.24%	1.31%
RLL / nonperforming loans	376.34%	330.00%	330.00%	480.87%	417.97%	354.91%	384.79%	384.79%	357.24%	403.70%	362.79%	470.33%
Net charge-offs to average net loans	0.49%	0.16%	0.13%	0.12%	0.14%	0.24%	0.21%	0.30%	0.21%	0.16%	0.15%	0.22%

Footnotes:

(1)	Tax equivalent basis reflects federal and state tax benefits.
(2)	Annualized based on the number of days outstanding for each period presented.

Source of Information:

The information and statistical data contained herein have been prepared by First Midwest Bancorp, Inc. and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. The balance sheet and income statement information contained herein as of each year end, and for the years then ended, are derived from financial statements and footnote information audited by Ernst & Young LLP, First Midwest’s independent external auditors. The quarterly balance sheet and income statement information contained herein is derived from quarterly financial statements and footnote information upon which Ernst & Young LLP has rendered a Quarterly Review Report.

First Midwest Bancorp, Inc. is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with First Midwest Bancorp, Inc. or any of its subsidiaries.